UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011

KAT GOLD HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-53450	38-3759675
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1149 Topsail Rd., Mount Pearl, Newfoundland, AIN 5G2, Canada ----------------------------------------------------------------------------------
(Address of Principal Executive Offices including zip code)

Registrant's telephone number, including area code: 709-368-9223

Former Name/Address (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of an officer or director

On February 25, 2011, John D. Zwicker resigned from the Board of Directors for personal reasons. There are no differences between Mr. Zwicker and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date: March 3, 2011	By:	/s/ David. M. Barnes Chief Financial Officer